SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                              October 4, 1999
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                             MCI WORLDCOM, INC.
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           (Exact name of registrant as specified in its charter)

                                  Georgia
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               (State or other jurisdiction of incorporation)

       0-11258                                   58-1521612
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 (Commission File Number)              (IRS Employer Identification No.)

500 Clinton Center Drive, Clinton, Mississippi                    39056
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   (Address of principal executive offices)                     (Zip Code)

                               (601) 460-5600
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                      (Registrant's Telephone Number)


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Item 5.  Other Events.

             On October 5, 1999, MCI WORLDCOM, Inc. ("MCI WorldCom") announced that it had entered into an Agreement and Plan of Merger dated as of October 4, 1999 (the "Merger Agreement"), between MCI WorldCom and Sprint Corporation ("Sprint"). Under the terms of the Merger Agreement, Sprint shall be merged with and into MCI WorldCom (the "Merger").

          Under the Merger Agreement, each share of Sprint's FON common stock will be exchanged for $76.00 of MCI WorldCom common stock, subject to a collar. In addition, each share of Sprint's PCS common stock will be exchanged for one share of a new WorldCom PCS tracking stock and 0.1547 shares of MCI WorldCom common stock. The terms of the WorldCom PCS tracking stock will be equivalent to those of Sprint's PCS common stock and will track the performance of the PCS business of the surviving company in the Merger. The Merger will be accounted for as a purchase and will be tax-free to Sprint stockholders.

          The actual number of shares of MCI WorldCom common stock to be exchanged for each share of Sprint's FON common stock will be determined based on the average trading prices prior to the closing, but will not be less than 0.9400 shares (if MCI WorldCom's average stock price exceeds $80.85) or more than 1.2228 shares (if MCI WorldCom's average stock price is less than $62.15).

          The Merger is subject to various conditions set forth in the Merger Agreement, including the adoption of the Merger Agreement by stockholders of Sprint, the approval of the Merger by shareholders of MCI WorldCom, the approval of the issuance of MCI WorldCom common stock in the Merger by shareholders of MCI WorldCom, certain U.S. and foreign regulatory approvals and other customary conditions. It is anticipated that the Merger will close in the second half of 2000.

          Attached and incorporated herein by reference in their entirety as Exhibits 2.1 and 99.1 are copies of (1) the Merger Agreement and (2) the press release dated October 5, 1999.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits.


Exhibit   Description

2.1 Agreement and Plan of Merger dated as of October 4, 1999, between MCI WORLDCOM, Inc. and Sprint Corporation.

99.1 Press release of MCI WORLDCOM, Inc. and Sprint Corporation dated October 5, 1999, announcing the execution of the definitive merger agreement.


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                                 SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MCI WORLDCOM, INC.

Date:  October 6, 1999                  By: /s/ Charles T. Cannada
                                           ----------------------------
                                           Name:  Charles T. Cannada
                                           Title: Senior Vice President


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                               EXHIBIT INDEX


Exhibit            Description

2.1 Agreement and Plan of Merger dated as of October 4, 1999, between MCI WORLDCOM, Inc. and Sprint Corporation.

99.1 Press release of MCI WORLDCOM, Inc. and Sprint Corporation dated October 5, 1999, announcing the execution of the definitive merger agreement.